UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2018

SPIRIT MTA REIT
(Exact name of registrant as specified in its charter)

Maryland	001-38414	82-6712510
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2727 North Harwood Street, Suite 300
Dallas, Texas 75201
(Address of principal executive offices)
(972) 476-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 9, 2018, Spirit MTA REIT (the "Company"), issued a press release reporting its results of operations for the third fiscal quarter and three month period ended September 30, 2018, a copy of which is attached hereto as Exhibit 99.1.
The information set forth in Item 2.02 and in the attached Exhibit 99.1 is being "furnished" and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Use of Non-GAAP Financial Measures
The attached earnings press release contains U.S. GAAP and non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Detailed information regarding the definitions of non-GAAP financial measures, reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the attached earnings press release.
Forward-Looking and Cautionary Statements
The attached earnings press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, relating to, among other things, the company's future performance. These forward-looking statements can be identified by the use of words such as "expect," "plan," "will," "estimate," "project," "intend," "believe," "guidance," and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including the risks discussed in the Company's most recent filings with the Securities and Exchange Commission, including its Form 10 as filed with the Securities and Exchange Commission on May 4, 2018 and subsequent quarterly reports on Form 10-Q. All information in the attached press release is as of November 9, 2018, unless otherwise indicated. Undue reliance should not be placed on the forward-looking statements in the attached earnings press release, which are based on information made available to the company on the date hereof. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Earnings press release, dated November 9, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT MTA REIT

By:	/s/ Ricardo Rodriguez
Ricardo Rodriguez Chief Executive Officer, President, Chief Financial Officer and Treasurer

Date: November 9, 2018